UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 21, 2006
                                (Date of Report)


                         CLEAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27629                     23-2426437
(State or other jurisdiction      (Commission                   (IRS Employer
      of incorporation)          File Number)                Identification No.)


                     4030 PALOS VERDES DRIVE N., SUITE 104,
                             ROLLING HILLS, CA 90274
                    (Address of principal executive offices)

                                 (310) 265-8918
              (Registrant's telephone number, including area code)



         2716 St. Andrews Boulevard, Suite 200, Tarpon Springs, FL 34688
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     This Report on Form 8-K being filed by Clean Water Technologies, Inc., a Delaware corporation (the "REGISTRANT" or the "COMPANY") relates to a reverse stock split of the common stock of the Registrant.

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION

     On March 17, 2006, the Amended and Restated Certificate of Incorporation of the Registrant (the "CHARTER") was filed with the Delaware Secretary of State which provided for a 1 for 7.4 reverse stock split in respect of the Registrant's issued and outstanding common stock (the "REVERSE SPLIT"). Any fractional shares resulting from the Reverse Split will be rounded up to the next whole share. A certified copy of the Charter is attached hereto as Exhibit 3.1.

ITEM 8.01         OTHER EVENTS

     On March 21, 2006, the Registrant announced the Reverse Split is effective as of the opening of business on March 22, 2006. See Registrant's press release attached hereto as Exhibit 99.1.

     In connection with the Reverse Split, the Company's CUSIP number has been changed to 18450F 20 2 and its trading symbol on the OTC Bulletin Board has been changed to CWTT commencing at the opening of business on March 22, 2006.

ITEM 9.01.    FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits

        Exhibit 3.1 Certified copy of the Amended and Restated Certificate of Incorporation of the Registrant

        Exhibit 99.1   Press Release, dated March 21, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 21, 2006

                                        CLEAN WATER TECHNOLOGIES INC.


                                        /s/ Suzanne Lewsadder
                                        ----------------------------
                                        Name:  Suzanne Lewsadder
                                        Title: CEO